UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 13, 2012

OvaScience, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-54647	45-1472564
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

215 First Street, Suite 240, Cambridge, MA	02142
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (617) 902-0682

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 13, 2012, OvaScience, Inc., a Delaware corporation (the “Company”), entered into subscription agreements (the “Subscription Agreements”) with certain accredited investors (the “Investors”), pursuant to which the Company sold in a private placement (the “Offering”) an aggregate of 897,554 shares of the Company’s common stock, par value $0.001 per share (the “Shares”), at a price per share of $5.50. The Company received aggregate gross proceeds of $4,936,547 from the sale of the Shares.

Leerink Swann LLC acted as lead placement agent and Livingston Securities LLC, Newbridge Securities Corporation, Oppenheimer & Co. and ROTH Capital Partners, LLC acted as co-agents in connection with the Offering and received compensation of approximately $205,900, $37,900, $12,100, $40,100 and $300, respectively.

Also on August 13, 2012, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Investors. In connection with the Offering, each Investor became a party to the Registration Rights Agreement and the Company became obligated to register for resale the Shares held by such Investor pursuant to the terms of the Registration Rights Agreement. Under the Registration Rights Agreement, the Company has agreed to use its reasonable best efforts to file a registration statement under which the Investors could sell their Shares.  The Company has agreed to use reasonable best efforts to keep such registration statement effective for up to two years or, if earlier, the date the Shares have been disposed of under the registration statement or may be resold pursuant to Rule 144.  The Company has agreed to be responsible for all fees and expenses incurred in connection with the registration of the Shares.

The foregoing descriptions of the Subscription Agreements and the Registration Rights Agreement are qualified in their entirety by reference to the full text of the form of Subscription Agreement and the Registration Rights Agreement, copies of which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02. The offering and sale of the Shares were exempt from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder. The Shares have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from the registration requirements. The sale of the securities did not involve a public offering and was made without general solicitation or general advertising. The Investors represented that they are accredited investors, as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and that they acquired the Shares for investment purposes only and not with a view to any resale, distribution or other disposition of the Shares in violation of the United States federal securities laws.

Item 3.03 Material Modification to Rights of Security Holders

The information contained below in Item 5.03 is hereby incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 13, 2012, the Company filed a restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the closing of the Offering. The Company’s board of directors and stockholders previously approved the Restated Certificate to become effective upon the automatic conversion of all of the Company’s outstanding shares of previously existing preferred stock into common stock, which occurred on August 13, 2012.

The Restated Certificate amends and restates the Company’s certificate of incorporation in its entirety to, among other things:  (i) eliminate all references to the previously existing series of preferred stock; (ii) provide that the authorized capitalization will consist of 100,000,000 shares of common stock and 5,000,000 shares of undesignated preferred stock that may be issued from time to time by the Company’s board of directors in one or more series; (iii) amend the provisions relating to the indemnification of, and limitation on liability of, officers and directors of the Company; (iv) provide that directors may be removed from office only for cause and only upon the affirmative vote of the holders of at least 75% of the votes that all of the Company’s stockholders would be entitled to cast in an annual election of directors, that vacancies on the board may be filled only by the incumbent directors and that the number of directors may only be set by the board; (v) establish a classified board of directors, divided into three classes, each of whose members will serve for staggered three-year terms; and (vi) provide that stockholders may not call a special meeting of stockholders.

The foregoing description of the Restated Certificate is qualified by reference to the Restated Certificate, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

On August 13, 2012, amended and restated by-laws of the Company (the “Amended and Restated By-Laws”), previously approved by the Company’s board of directors to become effective immediately upon the automatic conversion of all outstanding shares of preferred stock into common stock, became effective.  The Amended and Restated By-Laws amend and restate the Company’s by-laws in their entirety to, among other things:  (i) eliminate the ability of the Company’s stockholders to take action by written consent in lieu of a meeting and call special meetings of stockholders; (ii) establish procedures relating to the presentation of stockholder proposals at stockholder meetings; (iii) establish procedures relating to the nomination of directors; and (iv) conform to the provisions of the Restated Certificate.

The foregoing description of the Amended and Restated By-Laws is qualified by reference to the Amended and Restated By-Laws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

See the Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVASCIENCE, INC.

Date: August 14, 2012	/s/ Michelle Dipp, M.D., Ph.D.
By: Michelle Dipp, M.D., Ph.D.
President

EXHIBIT INDEX

Exhibit No.	Description
3.1	Restated Certificate of Incorporation
3.2	Amended and Restated By-laws
10.1	Form of Subscription Agreement
10.2	Registration Rights Agreement, dated August 13, 2012, by and among the Company and the persons party thereto